INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 14: INCOME TAXES

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to depreciable assets using accelerated depreciation methods for income tax purposes, share-based compensation expense, and for net operating loss carryforwards. As of December 31, 2023, and 2022, the Company had net deferred tax assets before valuation allowance of $17,882,355 and $16,733,585, respectively. The following table presents the deferred tax assets and liabilities by source:

	December 31,
	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$19,354,491	$16,733,582
Deferred tax liabilities:
Indefinite lived intangible assets	(1,840,170)	—
Valuation allowance	(17,882,355)	(16,733,582)
Net deferred tax assets (liabilities)	$(368,034)	$—

A reconciliation of the Company’s effective tax rate to the statutory federal rate is as follows:

	Years Ended December 31,
	2023	2022
Statutory federal rate	21.0%	21.0%
State income taxes net of federal income tax benefit	7.0	7.0
Permanent adjustment	(18.0)	—
Change in valuation allowance	(14.4)	(28.0)
Effective income tax rate	(4.4)%	—

The Company recognizes deferred tax assets to the extent that it believes that these assets are more likely than not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. The Company assessed the need for a valuation allowance against its net deferred tax assets and determined a full valuation allowance is required due, cumulative losses through December 31, 2023, and no history of generating taxable income. Therefore, valuation allowances of $17,882,355 and $16,733,582 were recorded as of December 31, 2023 and 2022, respectively. Valuation allowance increased by $1,148,773 and $3,630,314 during the years ended December 31, 2023 and 2022, respectively. Deferred tax assets were calculated using the Company’s combined statutory tax rate, which it estimated to be approximately 28.0%. The Company has evaluated its valuation allowance assertion which resulted in a full valuation allowance and residual naked credit given the net operating losses generated post 2017 are subject to a 80% limitation. As a result, the Company recorded a net deferred tax liability of $368,034 based on its assessment of the utilization of deferred tax assets surrounding the Company’s indefinite lived intangible assets. The effective rate is reduced to (4.4%) and 0% for 2023 and 2022 due to the full valuation allowance on its net deferred tax assets.

The Company’s ability to utilize net operating loss carryforwards will depend on its ability to generate adequate future taxable income. At December 31, 2023 and 2022, the Company had net operating loss carryforwards available to offset future taxable income in the amounts of approximately $69,242,000 and $59,865,000, for which losses from 2018 forward can be carried forward indefinitely.

As a result of prior operating losses, the Company has net operating loss, or “NOL,” carryforwards for federal income tax purposes. The ability to utilize NOL carryforwards to reduce taxable income in future years could become subject to significant limitations under Section 382 of the Internal Revenue Code if the Company undergoes an ownership change. The Company would undergo an ownership change if, among other things, the stockholders who own, directly or indirectly, 5% or more of our common stock, or are otherwise treated as “5% shareholders” under Section 382 of the U.S. Internal Revenue Code and the regulations promulgated thereunder, increase their aggregate percentage ownership of the Company’s stock by more than 50 percentage points over the lowest percentage of the stock owned by these stockholders at any time during the testing period, which is generally the three-year period preceding the potential ownership change.

The Company has evaluated its income tax positions and has determined that it does not have any uncertain tax positions. The Company will recognize interest and penalties related to any uncertain tax positions through its income tax expense.

The Company is not presently subject to any income tax audit in any taxing jurisdiction, though all tax years from 2018 on remain open to examination.